Exhibit 99.1

Arq Achieves Major Milestone with Successful Commissioning of First Granular Activated Carbon Line
Key achievement in ongoing corporate transformation
First GAC sales have been completed
Arq well positioned to meet strong GAC market demand
GAC operations now shift to production scale-up, targeting 25 million pounds annualized production
GREENWOOD VILLAGE, Colo., August 6, 2025 - GlobeNewswire - Arq, Inc. (NASDAQ: ARQ) (the "Company" or "Arq"), a producer of activated carbon and other environmentally efficient carbon products for use in purification and sustainable materials, today announced that it has successfully completed commissioning of its first Granular Activated Carbon ("GAC") production line at the Company's Red River Plant, marking a major milestone in Arq's ongoing business transformation.
Initial production of GAC at the Red River facility was successfully achieved in recent weeks. With this milestone successfully achieved, the facility has now completed its commissioning phase and formally commenced ramp-up. Arq's operations team is now focused on optimizing production processes to achieve targeted nameplate capacity. Management anticipates that the plant should reach its full nameplate capacity of 25 million pounds within the next six months.
With today's announcement, Arq confirms successful commercial-scale GAC production at Red River and reports first sales revenue from initial GAC shipments to customers for previously announced testing programs. As production increases, the Company will begin fulfilling its existing supply agreements while finalizing contract negotiations for the remaining production capacity.
"This is an exciting milestone for Arq, and I'm proud to celebrate this achievement with our entire team," said Bob Rasmus, Chief Executive Officer of Arq. "This success reflects the incredible skill, dedication and perseverance demonstrated by everyone involved, especially our operational team who have worked tirelessly over the last few months. We've successfully transformed a promising concept into a compelling reality that will drive economic and strategic value to our shareholders. With strong demand and constrained supply in the GAC market, we see significant growth opportunities from which Arq remains uniquely positioned to benefit."
Mr. Rasmus continued, "We look forward to ramping the facility, and our immediate focus will be on steadily increasing production to reach nameplate capacity, positioning us to fully capture the opportunity ahead. As we do this, we anticipate completing contract negotiations which will fully allocate Phase One of our GAC expansion capacity. Upon achieving these ramp-up and contracting milestones, we'll be well prepared to develop the next stage of our GAC expansion as previously outlined."
About Arq
Arq (NASDAQ: ARQ) is a diversified, environmental technology company with products that enable a cleaner and safer planet while actively reducing our environmental impact. As the only vertically integrated producer of activated carbon products in North America, we deliver a reliable domestic supply of innovative, hard-to-source, high-demand products. We apply our extensive expertise to develop groundbreaking solutions to remove harmful chemicals and pollutants from water, land and air. Learn more at: www.arq.com.

Caution on Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. When used in this press release, the words “can,” “will,” "may," “intends,” “expects,” "continuing," “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. These forward-looking statements include, but are not limited to, statements or expectations regarding: These forward-looking statements include, but are not limited to, statements or expectations regarding: future market demand for GAC products; future production scaling of our GAC products and anticipated annualized production amounts; the anticipated timeline to reach nameplate production capacity; our ability to finalize contract negotiations for our remaining GAC production capacity; future shareholder value resulting from the sale of our GAC products; and future growth of the GAC market. These forward-looking statements involve risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors including, but not limited to, the timing and scope of new and pending regulations and any legal challenges to or extensions of compliance dates of them; the U.S. government’s failure to promulgate new regulations or enforce existing regulations that benefit our business; changes in laws and regulations, accounting rules, prices, economic conditions and market demand; availability, cost of and demand for alternative energy sources and other technologies and their impact on coal-fired power generation in the U.S.; technical, start up and operational difficulties; competition within the industries in which the Company operates; risks associated with our debt financing; our inability to effectively and efficiently commercialize new products, including our GAC products; disruptions at any of our facilities, including by natural disasters or extreme weather; risks related to our information technology systems, including the risk of cyberattacks on our networks; failure to protect our intellectual property from infringement or claims that we have infringed on the intellectual property of others; our inability to obtain future financing or financing on terms that are favorable to us; our inability to ramp up our operations to effectively address recent and expected growth in our business; loss of key personnel; ongoing effects of the inflation and macroeconomic uncertainty, including from the new U.S. presidential administration, increased domestic and international tariffs, lingering effects of the pandemic and armed conflicts around the world, and such uncertainty's effect on market demand and input costs; availability of materials and equipment for our business; potential or threatened litigation; factors relating to our business strategy, goals and expectations concerning the acquisition of Arq Limited; our ability to maintain relationships with customers, suppliers and others with whom the Company does business and meet supply requirements; our results of operations and business generally; risks related to diverting management's attention from our ongoing business operations; costs related to the ongoing manufacturing of our products, including our GAC products; opportunities for additional sales of our activated carbon products and end-market diversification; the rate of coal-fired power generation in the U.S.; the timing and cost of any future capital expenditures and the resultant impact to our liquidity and cash flows; and the other risk factors described in our filings with the SEC, including those described in Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2024. You are cautioned not to place undue reliance on the forward-looking statements and to consult filings we have made and will make with the SEC for additional discussion concerning risks and uncertainties that may apply to our business and the ownership of our securities. In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this press release. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise. The forward-looking statements speak only as to the date of this press release, and we disclaim any duty to update such statements unless required by law.
Source: Arq, Inc.
Investor Contact:
Anthony Nathan, Arq
Marc Silverberg, ICR
investors@arq.com